Filed pursuant to Rule 497(e)

File Nos. 811-24052; 333-284792

Supplement to the

Summary Prospectus, Prospectus and Statement of Additional Information dated April 6, 2026, of the

Dan IVES Wedbush AI Power & Infrastructure ETF (the “Fund”)

July 2, 2026

Capitalized terms not defined herein have the same meaning as in the Fund’s prospectus.

On July 1, 2026, Wedbush Securities Inc. announced Dan Ives’s departure from the firm. The Adviser understands that Dan Ives will continue to compile the AI Power Report following his departure, and the Adviser does not anticipate any interruption in the calculation or publication of the Index, in accordance with its methodology.

Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information for future reference.